                                                                   EXHIBIT 10.16


                 AGREEMENT, THIRD AMENDMENT TO CREDIT AGREEMENT
                      AND AMENDMENT TO OTHER LOAN DOCUMENTS


         This Agreement, Third Amendment to Credit Agreement and Amendment to Other Loan Documents (this "Amendment") dated as of March 28, 2003 among the financial institutions (collectively, the "Lenders") party to the Credit Agreement (as such term is hereinafter defined); AMERICAN PLUMBING & MECHANICAL, INC. (the "Borrower"), CREDIT LYONNAIS NEW YORK BRANCH, as Documentation Agent for the Lenders (in such capacity, the "Documentation Agent"), and BANK ONE, NA (successor by merger to The First National Bank of Chicago), as agent (in such capacity, the "Agent") for the Lenders. The Subsidiaries of the Borrower are joining in this Amendment to evidence their consent to the terms and provisions hereof, to evidence their ratification of the Loan Documents to which they are parties and for the other purposes set forth herein;

                                   WITNESSETH:

         WHEREAS, the Borrower, the Lenders, the Agent and the Documentation Agent executed and delivered that certain Credit Agreement (as heretofore amended and supplemented, the "Credit Agreement") dated as of March 31, 2001; and

         WHEREAS, the Borrower, the Lenders, the Documentation Agent and the Agent now desire to amend the Credit Agreement further to (a) provide for further reductions of the Commitment of each Lender; (b) require evidence of compliance with Section 6.26 of the Credit Agreement before any payment of principal or interest on the Permitted Senior Subordinated Debt; (c) change the interest rate to accrue on the Loans; (d) change certain financial covenants; and (e) otherwise amend the Credit Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto hereby agree as follows:

         Section 1. Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the existing definition of each of the following terms to the extent such that terms are currently defined therein and by substituting, in lieu thereof, the following definition(s) for such terms, and (ii) adding the following defined terms and the respective definition set forth below for each such term that is not currently included in such Section 1.1:

         "13-Week Cash Flow Forecast" means a rolling cash flow forecast (in the form attached hereto as Appendix C, with such modifications to such form and scope as the Agent may from time to time reasonably request), prepared by the Borrower with respect to the discontinued operations and the continuing operations of the Borrower and its Subsidiaries and covering the then-current calendar week and the thirteen-week period immediately following the date of delivery of such report by the Borrower.

                                   APPENDIX C

         "Commitment" means, for each Lender, the obligation of such Lender to make Loans to, and participate in Facility LCs issued upon the application of, the Borrower in an aggregate amount not exceeding the amount set forth opposite its name on Appendix A hereto (and such Commitment shall reduce as shown on Appendix A as of the date shown for each such reduction) or as set forth in any Assignment Agreement relating to any assignment that has become effective pursuant to Section 12.03.02 (with such Commitment to reduce proportionately on each date when the assignor's Commitment was to be reduced as shown on Appendix
A), as such amount may be reduced from time to time by such Lender's Pro Rata Share of each principal payment made on the Loans pursuant to clause (i) of
Section 2.02, as such amount may be further modified from time to time pursuant to the terms hereof.

          "Consolidated EBITDA" means, with reference to any period, on a trailing twelve-month basis (using the historical financial results of any other business acquired in an Acquisition, to the extent applicable, without duplication, on a pro forma basis, consistent with SEC regulations), the sum of Consolidated Net Income plus, to the extent deducted in determining Consolidated Net Income, (i) Consolidated Interest Expense, (ii) provisions for taxes based on income or revenues, (iii) depreciation, (iv) amortization, (v) other non-cash expenses, (vi) losses from discontinued operations described on Appendix B to the Second Amendment to the Credit Agreement (provided, however, that the aggregate amount of such losses added pursuant to this clause (vi) shall not exceed $27,000,000), determined on a pre-tax basis, and (vii) on a pre-tax basis, any extraordinary or non-recurring losses (other than losses from discontinued operations) minus, to the extent included in determining Consolidated Net Income, any extraordinary or non-recurring gains, all calculated on a consolidated basis for the Borrower and its Subsidiaries and as determined in accordance with GAAP.

         "Cumulative Annual EBITDA" means, with reference to any applicable period, on a cumulative monthly basis for the calendar months then-elapsed in the applicable fiscal year of the Borrower and its Subsidiaries (using the historical financial results of any other business acquired in an Acquisition, to the extent applicable, without duplication, on a pro forma basis, consistent with SEC regulations), the sum of Consolidated Net Income for such applicable period plus, to the extent deducted in determining such Consolidated Net Income,
(i) Consolidated Interest Expense for such applicable period, (ii) provisions for taxes based on income or revenues for such applicable period, (iii) depreciation for such applicable period, (iv) amortization for such applicable period, (v) other non-cash expenses for such applicable period, (vi) losses, during calendar year 2003 only, from discontinued operations described on Appendix B to the Second Amendment to the Credit Agreement (provided, however, that the aggregate amount of such losses added pursuant to this clause (vi) shall not exceed $4,000,000), determined on a pre-tax basis, and (vii) on a pre-tax basis, any extraordinary or non-recurring losses (other than losses from discontinued operations) for such applicable period minus, to the extent included in determining such Consolidated Net Income, any extraordinary or non-recurring gains for such applicable period, all calculated on a consolidated basis for the Borrower and its Subsidiaries and as determined in accordance with GAAP.


                                   APPENDIX C

         "Payment Date" means the last day of each calendar month.

         Section 2. Section 2.16 of the Credit Agreement is hereby amended to read in its entirety as follows:

         2.16 Interest Payment Dates; Interest and Fee Basis. Interest accrued on each Floating Rate Advance shall be payable on each Payment Date, commencing with the first such date to occur after the date hereof and at maturity. Interest accrued on each Eurodollar Advance shall be payable on each Payment Date, on the last day of its applicable Interest Period, on any date on which the Eurodollar Advance is prepaid, whether by acceleration or otherwise, and at maturity. Interest, commitment fees and LC Fees shall be calculated for actual days elapsed on the basis of a 360-day year; provided that interest on Floating Rate Advances shall be calculated for actual days elapsed on the basis of a 365 days year. Interest shall be payable for the day an Advance is made but not for the day of any payment on the amount paid if payment is received prior to 12:00 p.m. noon (Chicago time) at the place of payment. If any payment of principal of or interest on an Advance or Swing Loan, or any fee or other amount payable hereunder, shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and, in the case of a principal payment, such extension of time shall be included in computing interest in connection with such payment.

          Section 3. Section 6.01(ii) of the Credit Agreement is hereby amended to read in its entirety as follows:

         (ii) Within thirty-five (35) days after the close of each of the first and third quarterly periods of each of its fiscal years and within forty-five
(45) days after the close of the second quarterly period of each of its fiscal years, for itself and its Subsidiaries, consolidated and consolidating unaudited balance sheets as at the close of each such period and consolidated and consolidating profit and loss and reconciliation of surplus statements and a statement of cash flows for the period from the beginning of such fiscal year to the end of such quarter, together with a reconciliation of the calculation of Consolidated EBITDA with respect to losses from discontinued operations, all certified by its chief financial officer (consolidating statements need not cover cash flow reporting).

         Section 4. Section 6.01(ix) of the Credit Agreement is hereby amended to read in its entirety as follows:

         (ix) Within thirty (30) days after the end of each calendar month, for itself and its Subsidiaries, (a) consolidated and consolidating unaudited balance sheets as at the close of each such period and (b) consolidated and consolidating profit and loss and reconciliation of surplus statements and a statement of cash flows for the period from the beginning of such fiscal year to the end of such month, all certified by its chief financial officer (consolidating statements need not cover cash flow reporting), together with a compliance certificate, in form and content acceptable to the Agent, signed by an Authorized Officer of the Borrower showing the calculations necessary to determine


                                   APPENDIX C
compliance with this Agreement as of the end of such calendar month and stating that no Default or Unmatured Default exists, or if any Default or Unmatured Default exists, stating the nature and status thereof.

         Section 5. Section 6.20 of the Credit Agreement is hereby amended to read in its entirety as follows:

         6.20. Permitted Senior Subordinated Debt. The Borrower will not, and will not permit any Subsidiary to, (i) make any amendment or modification to the indenture, note or other agreement evidencing or governing any Permitted Senior Subordinated Debt, or directly or indirectly voluntarily prepay, defease or in substance defease, purchase, redeem, retire or otherwise acquire, any Permitted Senior Subordinated Debt, except any amendment or modification allowed under
Section 6.19, or (ii) pay any interest accruing on any Permitted Senior Subordinated Debt unless (a) at least five (5) Business Days before the date such payment is made, the Borrower provides the Agent with (i) evidence that the Borrower was in compliance with Section 6.26 as of the last day of the most recent fiscal quarter to end before the proposed date of such payment, and (ii) a copy of the unqualified audit report described in Section 6.01(i) with respect to the most recently-ended fiscal year of the Borrower and its Subsidiaries, and
(b) no Default or Unmatured Default then exists or would result from the payment of such interest.

         Section 6. Section 6.26.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

         Total Debt to EBITDA Ratio. The Borrower will not permit the ratio, determined as of the end of each of the following calendar months and as of the end of each of the following calendar quarters for the then most-recently ended twelve-month period, of (i) Consolidated Funded Total Debt to (ii) Consolidated EBITDA to be greater than the respective ratios set forth below:



                                                                          MAXIMUM TOTAL DEBT
APPLICABLE CALENDAR MONTH/ CALENDAR QUARTER                                TO EBITDA RATIO
-------------------------------------------                               ------------------

January, 2003                                                               5.25 to 1.00

February, 2003                                                              5.25 to 1.00

March, 2003 and First Quarter, 2003                                         5.25 to 1.00

April, 2003                                                                 5.25 to 1.00

May, 2003                                                                   5.25 to 1.00

June, 2003 and Second Quarter, 2003                                         5.25 to 1.00

                                   APPENDIX C

July, 2003                                                                  5.00 to 1.00

August, 2003                                                                5.00 to 1.00

September, 2003 and Third Quarter, 2003                                     4.25 to 1.00

October, 2003                                                               4.25 to 1.00

November, 2003                                                              4.25 to 1.00

December, 2003 and Fourth Quarter, 2003                                     4.25 to 1.00

January, 2004                                                               4.25 to 1.00

February, 2004                                                              4.25 to 1.00

March, 2004 and First Quarter, 2004                                         4.25 to 1.00

         Section 7. Section 6.26.02 of the Credit Agreement is hereby amended to read in its entirety as follows:

         6.26.02. Senior Debt to EBITDA Ratio. The Borrower will not permit the ratio, determined as of the end of each of the following calendar months and as of the end of each of the following calendar quarters for the then most-recently ended twelve-month period, of (i) Consolidated Senior Total Debt to (ii) Consolidated EBITDA to be greater than the respective ratios set forth below:






                                                                            MAXIMUM SENIOR
                                                                            TOTAL DEBT TO
APPLICABLE CALENDAR MONTH/CALENDAR QUARTER                                   EBITDA RATIO
------------------------------------------                                  ---------------

January, 2003                                                                2.50 to 1.00

February, 2003                                                               2.50 to 1.00

March, 2003 and First Quarter, 2003                                          2.55 to 1.00

April, 2003                                                                  2.55 to 1.00

May, 2003                                                                    2.50 to 1.00

June, 2003 and Second Quarter, 2003                                          2.50 to 1.00

                                   APPENDIX C


July, 2003                                                                   2.40 to 1.00

August, 2003                                                                 2.40 to 1.00

September, 2003 and Third Quarter, 2003                                      2.00 to 1.00

October, 2003                                                                2.00 to 1.00

November, 2003                                                               2.00 to 1.00

December, 2003 and Fourth Quarter, 2003                                      1.80 to 1.00

January, 2004                                                                1.80 to 1.00

February, 2004                                                               1.80 to 1.00

March, 2004 and First Quarter, 2004                                          1.80 to 1.00


         Section 8. Section 6.26.03 of the Credit Agreement is hereby amended to read in its entirety as follows:

         6.26.03. Fixed Charge Coverage Ratio. The Borrower will not permit the ratio, determined as of the end of each of the following calendar months and as of the end of each of the following calendar quarters, of (i) Consolidated EBITDA minus the sum of Consolidated Cash Taxes and Consolidated Capital Expenditures, in each case for the 12 months then ending, to (ii) Consolidated Cash Interest Expense for the 12 months then ending, plus current maturities of principal Indebtedness as of the end of such month or quarter, as applicable, plus one seventh (1/7th) of the Aggregate Outstanding Credit Exposure as of the end of such month or quarter, as applicable, all calculated for the Borrower and its Subsidiaries on a consolidated basis, to be less than the respective ratios set forth below:






                                                                            MINIMUM FIXED
                                                                           CHARGE COVERAGE
APPLICABLE CALENDAR MONTH/CALENDAR QUARTER                                      RATIO
------------------------------------------                                 ----------------

January, 2003                                                                0.85 to 1.00

February, 2003                                                               0.85 to 1.00

March, 2003 and First Quarter, 2003                                          0.90 to 1.00



                                   APPENDIX C


April, 2003                                                                  0.95 to 1.00

May, 2003                                                                    0.95 to 1.00

June, 2003 and Second Quarter, 2003                                          0.95 to 1.00

July, 2003                                                                   1.00 to 1.00

August, 2003                                                                 1.00 to 1.00

September, 2003 and Third Quarter, 2003                                      1.10 to 1.00

October, 2003                                                                1.10 to 1.00

November, 2003                                                               1.10 to 1.00

December, 2003 and Fourth Quarter, 2003                                      1.10 to 1.00

January, 2004                                                                1.10 to 1.00

February, 2004                                                               1.10 to 1.00

March, 2004 and First Quarter, 2004                                          1.10 to 1.00



         Section 9. Section 6.26.05 of the Credit Agreement is hereby amended to read in its entirety as follows:


         Cumulative Annual EBITDA. The Borrower will have Cumulative Annual EBITDA as of the end of each of the following calendar months and as of the end of each of the following calendar quarters in at least the following respective minimum amounts :



                                                                         MINIMUM CUMULATIVE
APPLICABLE CALENDAR MONTH/CALENDAR QUARTER                                  ANNUAL EBITDA
------------------------------------------                               ------------------

January, 2003                                                                $1,265,000

February, 2003                                                               $3,081,000

March, 2003 and First Quarter, 2003                                          $5,264,000

April, 2003                                                                  $7,873,000

May, 2003                                                                    $10,611,000

                                   APPENDIX C


June, 2003 and Second Quarter, 2003                                          $13,578,000

July, 2003                                                                   $16,801,000

August, 2003                                                                 $19,949,000

September, 2003 and Third Quarter, 2003                                      $25,664,000

October, 2003                                                                $28,871,000

November, 2003                                                               $31,138,000

December, 2003 and Fourth Quarter, 2003                                      $33,225,000

January, 2004                                                                $1,350,000

February, 2004                                                               $3,286,000

March, 2004 and First Quarter, 2004                                          $5,614,000

         Section 10. Attachments. Schedules I and III to the Credit Agreement are hereby deleted and there are hereby substituted therefor new Schedules I and III, which shall be identical to Schedules I and III, respectively, attached hereto. The changes reflected in the revised Pricing Schedule shall be effective as of the date hereof with respect to all then-outstanding Advances and Facility LCs. Appendix A to the Credit Agreement is hereby deleted and there is hereby substituted therefor a new Appendix A, which shall be identical to Appendix A attached hereto.

         Section 11. Additional Representations, Warranties and Covenants of the Borrower. The Borrower hereby represents and warrants to the Agent, the Documentation Agent and each Lender that (i) Schedule III attached to this Amendment is a complete, accurate and updated description, as of the effective date of this Amendment, of all of the Subsidiaries of the Borrower, and (ii) to the best knowledge of the Borrower as of the effective date of this Amendment,
Schedule VI attached hereto is a complete, accurate and updated description of all deposit accounts and other accounts owned, held, or maintained by, or for the benefit of, the Borrower and/or all of its Subsidiaries as of the effective date of this Amendment. Within ten (10) Business Days after the effective date of this Amendment, the Borrower shall furnish to the Agent an updated Schedule VI , being an updated description of all deposit accounts and other accounts owned, held, or maintained by, or for the benefit of, the Borrower and/or all of its Subsidiaries as of the date of delivery of such updated Schedule VI to the Agent, which updated Schedule VI shall be accompanied by a written certification (in form and substance reasonably acceptable to the Agent) from the Borrower that such updated Schedule VI is a complete, accurate and updated description of all deposit accounts and other accounts owned, held, or maintained by, or for the benefit of, the Borrower and/or all of its Subsidiaries as of the date of delivery of such updated Schedule VI to the Agent.


                                   APPENDIX C

         Section 12. 13-Week Cash Flow Forecast. In addition to any and all other or additional reports and/or other information required to be delivered by the Borrower to the Agent and/or the Lenders under the Credit Agreement and/or the other Loan Documents, the Borrower hereby covenants and agrees to deliver to the Agent and to each Lender an updated 13-Week Cash Flow Forecast on the first and fifteenth days of each calendar month hereafter.


         Section 13. Waiver. The Borrower has informed the Agent that, as of December 31, 2002, the Borrower will not be in compliance with Sections 6.26.01,
6.26.03 and 6.26..05 of the Credit Agreement as such provisions were in effect before giving effect to this Amendment. The Required Lenders hereby waive compliance, as of December 31, 2002, with Sections 6.26.01, 6.26.03 and 6.26.05 of the Credit Agreement; provided, however, that such waiver is conditioned upon compliance with Sections 6.26.01, 6.26.03 and 6.26.05 of the Credit Agreement as of December 31, 2002 as such Sections would have been in effect if this Amendment had been effective as of December 31, 2002.

         Section 14. Additional Fee. The Borrower hereby acknowledges and agrees that it has been attempting to obtain, and shall hereafter use its reasonable best efforts to obtain, refinancing and/or replacement financing in an amount at least sufficient to repay, satisfy and terminate in full all of the Obligations prior to July 31, 2003 (with the proceeds of any such refinancing and/or replacement financing to be utilized for such purpose) and the Borrower further agrees to furnish the Agent and the Lenders with periodic updates with respect to the status/progress of the Borrower's efforts to obtain such refinancing and/or replacement financing. In addition to any other fees, charges, reimbursements and other sums payable by the Borrower under the Credit Agreement and/or the other Loan Documents, the Borrower hereby agrees that, unless all of the Obligations have been paid, satisfied and terminated in full prior to July 31, 2003, on July 31, 2003 the Borrower shall pay to the Agent (for the ratable benefit of each Lender in accordance with its respective Commitment as of the date of the effectiveness of this Amendment) a fee equal to 1.00% times the Commitment (as of the date of the effectiveness of this Amendment) of each Lender.

         Section 15. Suspension of Swing Loans. Unless and until the Agent, or any successor Agent, shall notify the Borrower and the Lenders in writing to the contrary, the Agent shall have no duty or obligation whatsoever to make any further or additional Swing Loans and the Borrower shall have no right to request or receive any further or additional Swing Loans.

         Section 16. Modification to Certain Collateral Documents. Notwithstanding anything to the contrary contained in any of the Loan Documents, the Agent, the Documentation Agent and the Borrower hereby acknowledge and agree that, unless and until the Agent shall notify the Borrower in writing that the Agent desires to exercise any of such rights under the applicable Loan Document(s), none of the Agent, the Documentation Agent and/or any of the Lenders shall have any right, duty and/or obligation to exercise any voting rights or other corporate governance rights with respect to any of the Property of the Borrower or any of its Subsidiaries that may constitute stock of, or other indicia of ownership of, any Person.

         Section 17. Further Assurances. The Borrower hereby agrees that, on or before June 1, 2003, the Borrower and each of the applicable Subsidiaries of the Borrower and any and all



                                   APPENDIX C
necessary or appropriate other Persons shall have, at Borrower's expense, executed and delivered any and all further instruments, documents, agreements, filings and registrations, and shall have taken any and all further or additional actions, as shall be necessary or advisable, in the opinion of the Agent, in order to create, evidence, further effectuate, maintain, protect, preserve, register, perfect, or continue the perfection of an Acceptable Security Interest in all of the deposit and other accounts of the Borrower and/or each of its Subsidiaries (including, without limitation, the deposit and other accounts described or referred to in Schedule VI attached hereto). Without limiting the foregoing or being limited by the foregoing, the Borrower agrees that it shall, and shall cause all of its Subsidiaries to, at Borrower's expense and as from time to time requested by the Agent, promptly execute and deliver all further instruments, documents, agreements, filings and registrations, and take all further actions, as shall, from time to time, be necessary or advisable, in the opinion of the Agent, in order to: (i) further evidence and/or effectuate the guarantee by each such Subsidiary of all of the Obligations, (ii) create, evidence, further effectuate, maintain, protect, preserve, register, perfect, or continue the perfection of an Acceptable Security Interest in all of the Property of the Borrower and its Subsidiaries, as security for the Obligations, (iii) confirm and validate the Credit Agreement, the other Loan Documents and the Agent's rights and remedies thereunder, (iv) enable the Agent to exercise and enforce its rights and remedies under any of the Loan Documents in respect of the Property of the Borrower and/or its Subsidiaries covered by any of the Collateral Documents, or (v) otherwise give the Agent the full benefits of the rights and remedies described in or granted under the Credit Agreement and/or any of the other Loan Documents.

         Section 18. Release. THE BORROWER, FOR ITSELF AND ON BEHALF OF EACH SUBSIDIARY, AND EACH SUBSIDIARY OF THE BORROWER, ACKNOWLEDGES THAT ON THE DATE HEREOF ALL OBLIGATIONS OF THE BORROWER TO THE AGENT, THE DOCUMENTATION AGENT, THE LC ISSUER AND THE LENDERS ARE PAYABLE WITHOUT DEFENSE, OFFSET, COUNTERCLAIM OR RECOUPMENT. IN ADDITION, EACH OF THE BORROWER, FOR ITSELF AND ON BEHALF OF EACH SUBSIDIARY AND EACH SUBSIDIARY OF THE BORROWER, HEREBY RELEASES ANY AND ALL CLAIMS, CAUSES OF ACTION OR OTHER DISPUTES IT MAY HAVE AGAINST THE AGENT, THE DOCUMENTATION AGENT, THE LC ISSUER, EACH LENDER, THEIR RESPECTIVE COUNSEL OR ANY OF THEIR RESPECTIVE AGENTS, DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES, SUCCESSORS OR ASSIGNS OF ANY KIND OR NATURE ARISING OUT OF, RELATED TO, OR IN ANY WAY CONNECTED WITH, THE LOAN DOCUMENTS, IN EACH CASE WHICH MAY HAVE ARISEN ON OR BEFORE THE DATE OF THIS AMENDMENT AND REGARDLESS OF WHETHER THE SAME AROSE OUT OF THE NEGLIGENCE OF THE PERSON BEING RELEASED OR OTHERWISE, EXCEPT AND TO THE EXTENT THAT THE SAME AROSE OUT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE PERSON OTHERWISE BEING RELEASED. THE BORROWER AND EACH SUBSIDIARY OF THE BORROWER HEREBY ACKNOWLEDGES THAT IT HAS READ THIS AMENDMENT AND HAS CONFERRED WITH ITS COUNSEL AND ADVISORS REGARDING ITS CONTENT, INCLUDING THIS SECTION, AND HEREBY AGREES TO WAIVE ANY CLAIM THAT THE TERMS OF THIS AMENDMENT (INCLUDING, WITHOUT LIMITATION, THE RELEASES CONTAINED HEREIN) AND THE LOAN


                                   APPENDIX C

DOCUMENTS (AS AMENDED HEREBY) ARE INVALID OR OTHERWISE UNENFORCEABLE.

         Section 19. Conditions. This Amendment shall not become effective until
(i) it has been executed and delivered by the Borrower, each Guarantor and the Required Lenders, (ii) the Borrower shall have delivered to the Agent a certificate of the Secretary or any Assistant Secretary of the Borrower authorizing the execution, delivery and performance of this Amendment, and (iii) the Borrower shall have paid to the Agent (for payment to the applicable Lenders) a fee equal to 1.00% times the Commitment (as of the date of the effectiveness of this Amendment, after giving effect to this Amendment) of each Lender which shall have joined in the execution of this Amendment by the later of (a) March 28, 2003, and (b) the date it has been executed by the Required Lenders.

         Section 20. Representations True; No Default. The Borrower represents and warrants that the representations and warranties contained in the Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date. The Borrower hereby certifies that no event has occurred and is continuing which constitutes an Unmatured Default or a Default.

         Section 21. Ratification. Except as expressly amended hereby, the Loan Documents shall remain in full force and effect. The Credit Agreement, as hereby amended, and all rights and powers created thereby or thereunder and under the other Loan Documents are in all respects ratified and confirmed and remain in full force and effect.

         Section 22. Definitions and References. Any term used herein which is defined in the Credit Agreement shall have the meaning therein ascribed to it. The terms "Agreement" and "Credit Agreement" as used in the Loan Documents or any other instrument, document or writing furnished to the Agent or any Lender by any Obligor and referring to the Credit Agreement, shall mean the Credit Agreement as hereby amended.

         Section 23. Miscellaneous. This Amendment (a) shall be binding upon and inure to the benefit of the Borrower, the Subsidiaries of the Borrower, the Lenders, the Agent, the Documentation Agent and their respective successors, assigns, receivers and trustees (but the Borrower shall not assign its rights hereunder without the express prior written consent of the Required Lenders);
(b) may be modified or amended only by a writing signed by the party against whom the same is to be enforced; (c) may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement, and (d) together with the other Loan Documents, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their respective duly authorized officers, effective as of the date first above written.

                                   APPENDIX C

         THE LOAN DOCUMENTS (INCLUDING THIS AMENDMENT) REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

                                 AMERICAN PLUMBING & MECHANICAL, INC.


                                 By:
                                    -------------------------------------------
                                    Steve Smith,
                                    Treasurer

                                   APPENDIX C

                                 BANK ONE, NA (successor by merger to The First National Bank of Chicago), individually and as Agent


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------


                                   APPENDIX C

                                 CREDIT LYONNAIS NEW YORK BRANCH, individually and as Documentation Agent



                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------


                                   APPENDIX C

                                 UNION BANK OF CALIFORNIA, N.A.


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------

                                   APPENDIX C

                                 FLEET NATIONAL BANK


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------


                                   APPENDIX C

                                 COMERICA BANK


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------

                                   APPENDIX C

                                 BAY VIEW FINANCIAL CORPORATION


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------

                                   APPENDIX C

         Each of the Subsidiaries of the Borrower (including, without limitation, the Subsidiaries of the Borrower that are specifically listed below) hereby (a) consents to the execution and delivery of this Amendment by the Borrower and each of the other Subsidiaries of the Borrower, and (b) acknowledges, confirms, and agrees that each Loan Document heretofore, contemporaneously herewith, or hereafter executed by, or on behalf of, such Subsidiary under, or in connection with, the Credit Agreement applies to, relates to, and/or secures, as applicable, and shall continue to apply to, relate to and/or secure, as applicable, the Credit Agreement (as such Credit Agreement may heretofore, contemporaneously herewith and/or hereafter be, or have been, amended, modified, supplemented and/or restated, in whole or in part) and shall continue to constitute a Loan Document under such Credit Agreement.

                                 AMERICAN PLUMBING & MECHANICAL, INC. and EACH OF THE SUBSIDIARIES OF AMERICAN PLUMBING & MECHANICAL, INC. (including, without limitation, the specific Subsidiaries of American Plumbing & Mechanical, Inc. specifically listed below)


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------
                                 For and on behalf of each of such Subsidiaries, in all capacities


                                 AMPAM SACRAMENTO, INC.

                                 AMPAM COLORADO, INC.

                                 AMPAM COMMERCIAL NORTHWEST, INC.

                                 AMPAM CORPORATE SERVICES, L.P.
                                   By AMPAM Holdings, LLC, its general partner
                                     By American Plumbing & Mechanical, Inc. its
                                        sole Member
                                 AMPAM DALLAS L.P.
                                   By AMPAM Holdings, LLC, its general partner
                                     By American Plumbing & Mechanical, Inc. its
                                        sole Member

                                 AMPAM HOLDINGS, LLC
                                   By American Plumbing & Mechanical, Inc.
                                        its sole Member

                                 AMPAM MANAGEMENT COMPANY, INC.


                                   APPENDIX C

                                 AMPAM NORTH CAROLINA, INC.

                                 AMPAM PARTNERS, LLC
                                   By American Plumbing & Mechanical, Inc.
                                      its sole Member

                                 AMPAM SERVICES, INC.

                                 AMPAM ATLAS PLUMBING, L.L.C.
                                   By American Plumbing & Mechanical, Inc.
                                      its sole Member

                                 AMPAM CHRISTIANSON, L.P.
                                   By AMPAM Holdings, LLC, its general partner
                                      By American Plumbing & Mechanical, Inc.
                                         its sole Member

                                 FRANKLIN FIRE SPRINKLER COMPANY

                                 AMPAM J.A. CROSON COMPANY

                                 J.A. CROSON COMPANY

                                 AMPAM RIGGS PLUMBING, INC.

                                 AMPAM LDI MECHANICAL, INC.

                                 AMPAM MILLER MECHANICAL, INC.

                                 AMPAM COMMERCIAL SOUTHEAST, INC.

                                 AMPAM PARKS MECHANICAL INC.

                                 AMPAM POWER PLUMBING, L.P.
                                   By AMPAM Holdings, LLC, its general partner
                                      By American Plumbing & Mechanical, Inc.
                                         its sole Member

                                 AMPAM RCR COMPANIES

                                 AMPAM COMMERCIAL SHERWOOD MECHANICAL, INC.

                                 TEEPE'S RIVER CITY MECHANICAL, INC.

                                   APPENDIX C